Section 2: EX-10.1 (EXHIBIT 10.1)

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of September 28, 2007 (this "Agreement"), is entered into among ESSEX PORTFOLIO, L.P., a California limited partnership (the "Borrower"), the Lenders party to the Credit Agreement (as defined below) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A.           The Borrower, the Lenders and the Administrative Agent entered into that certain Fourth Amended and Restated Revolving Credit Agreement dated as of March 24, 2006 (as amended and modified from time to time, the "Credit Agreement").

B.           The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.           In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.           Amendments.

(a)           Amended Definitions.  The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

"Availability" means, at any time, an amount equal to the lesser of (a) either (i) 60% of the Unencumbered Asset Pool Value at such time or (ii) during any four calendar quarters during the term of this Agreement, upon written notice by the Borrower to the Administrative Agent, 65% of the Unencumbered Asset Pool Value at such time or (b) the Maximum Commitment Amount at such time.

"Capitalization Rate" means 6.50%.

"Capital Reserve" means $62.50 per unit per quarter for all real properties owned by Guarantor and its consolidated subsidiaries, excluding, however, units owned by Acquisition down-REITs.

(b)           Deleted Definition.  The definition of "Tangible Net Worth" in Section 1.1 of the Credit Agreement is deleted from such Section.

(c)           Unencumbered Asset Pool Value.  Each instance of “20%” is replaced with “25%” in the Credit Agreement in (i) Section 4.1(a)(ii)(5), (ii) the paragraph immediately following Section 4.1(a)(ii)(5), (iii) Section 4.1(b)(D), (iv) Section 4.1(c), (v) Section 6.5.2(4)(z) and (vi) the last paragraph of Section 8.1.

(d)           Conditions to Borrowing.  Sections 5.2(c) and 5.2(f) of the Credit Agreement are amended and restated in their entirety to read as follows:

(c)           [reserved]

(f)           [reserved]

(e)           Financial and other Information; Certification.

(i)           Section 6.3(b) of the Credit Agreement is amended in its entirety to read as follows:

(b)          Within 45 days after the end of each of the first three fiscal quarters, quarterly unaudited financial statements of Borrower and Guarantor, including cash flow statements, certified by a Responsible Officer of Borrower, and (to the extent appropriate), be prepared on a consolidated basis according to GAAP.

(ii)            Section 6.3(h) of the Credit Agreement is amended in its entirety to read as follows:

(h) [reserved]

(iii)           Section 6.3(i) of the Credit Agreement is amended in its entirety to read as follows:

(i)           Within 60 days of the end of each of the first three fiscal quarters and in addition within 90 days of the end of each fiscal year, a Compliance Certificate of Borrower in the form of Exhibit E signed and certified by an authorized financial officer of Borrower (i) setting forth the information and computations (in sufficient detail) to determine the Gross Asset Value, the Total Liabilities, the Unsecured Debt, the Unencumbered Stabilized Asset Property Value, the Unencumbered Development Property Value, the aggregate Unencumbered Asset Pool Value, the aggregate Unencumbered Property Value, the EBITDA, the Fixed Charges, the Secured Recourse Debt and to establish that Borrower is in compliance with all financial covenants set forth in this Agreement at the end of the period covered by the financial statements then being furnished, (ii) stating specifically that the Outstanding Amount of Loans (including all Swing Loans and Bid Loans) plus the Outstanding Amount of L/C Obligations is less than or equal to the Availability, and (iii) setting forth whether there existed as of the date of the most recent financial statements of Guarantor and its consolidated subsidiaries and whether there exists as of the date of the certificate, any Default or Event of Default under this Agreement and, if any such Default or Event of Default exists, specifying the nature thereof and the action Borrower is taking and proposes to take with respect thereto.

(f)           Permitted Investments:  Section 6.6 of the Credit Agreement is amended and restated in its entirety to read as follows:

6.6           Type of Business; Development Covenants.  Borrower shall own, manage, finance, lease and/or operate as an owner, developer and/or asset manager multifamily residential properties, and all of Borrower's other business activities and investments shall be incidental thereto, with the exception of the investments described in clause (f) below.  Guarantor and its consolidated subsidiaries shall not own at any time, on a consolidated basis, (a) entitled and unentitled land, (b) single development property, (c) development properties, (d) Joint Venture Investments, (e) Capital Interests in Acquisition down-REITs, and (f) real estate assets (other than multifamily residential properties), or investments in, or loans to, companies that own and/or develop real estate (other than multifamily residential properties) the value of which exceeds, in the aggregate for all assets in clauses (a) – (f) above, 35% of Gross Asset Value.

For the purpose of calculating the value for assets in clauses (a), (b) and (c) above, projects that have not yet attained a stabilized occupancy (which, for this purpose only, shall be 90% occupancy) shall be valued at 100% of the projected total cost of the project (multiplied, if such project is owned by a Joint Venture, by Borrower's Capital Interest in such Joint Venture).  Projects that attain 90% occupancy shall no longer be subject to the limits contained in this Section 6.6.

(g)           Financial Covenants:  Sections 6.9, 6.10, 6.11 and 6.12 of the Credit Agreement are amended and restated in their entirety to read as follows:

6.9           Maximum Total Liabilities to Gross Asset Value.  Total Liabilities at the end of each calendar quarter shall not exceed 60% of Gross Asset Value at such time; provided, however, that if at the end of any calendar quarter, for up to four calendar quarters during the term of this Agreement, Total Liabilities exceed 60% of Gross Asset Value but are less than 65% of Gross Asset Value then Total Liabilities at the end of each such calendar quarter may exceed 60%, but shall not exceed 65%, of Gross Asset Value at such time.

6.10           Debt Ratios.  (a) The amount of Unsecured Debt at the end of each calendar quarter shall not exceed 60% of the Unencumbered Property Value at such time; provided, however, that if at the end of any calendar quarter, for up to four calendar quarters during the term of this Agreement, the amount of Unsecured Debt exceeds 60% of Unencumbered Property Value but is less than 65% of Unencumbered Property Value then the amount of Unsecured Debt at the end of each such calendar quarter, may exceed 60%, but shall not exceed 65%, of Unencumbered Property Value at such time; (b) the Outstanding Amount of all Loans (including all Swing Loans and Bid Loans) plus the Outstanding Amount of all L/C Obligations shall not exceed the Availability at such time; and (c) the amount of Secured Recourse Debt at the end of each calendar quarter shall not exceed 10% of the Gross Asset Value at such time.

6.11           Fixed Charge Coverage Ratio.  The ratio of EBITDA for each calendar quarter divided by the amount of Fixed Charges for such calendar quarter shall not be less than 1.50:1.0.

6.12           [reserved].

(h)           Use of Proceeds:  Section 6.20 of the Credit Agreement is amended by deleting the words ", but not for the repurchase of the common stock of Guarantor" from the end of such Section.

(i)           Schedules:  Schedule 1.4 to the Credit Agreement is amended and restated in its entirety as attached hereto.

(j)           Exhibits:  Exhibits A-1, A-2 and E to the Credit Agreement are amended and restated in their entirety as attached hereto.

2.           Effectiveness; Conditions Precedent.  This Agreement shall be effective as of the date hereof when all of the conditions set forth in this Section 2 shall have been satisfied in form and substance satisfactory to the Administrative Agent.

(a)           Execution and Delivery.  The Administrative Agent shall have received copies of this Agreement duly executed by a Responsible Officer of the Borrower, the Required Lenders and the Administrative Agent together with the consents of the Guarantor and the Permitted Affiliates attached hereto.

(b)           Amendment Fee.  The Administrative Agent shall have received, for the account of each Lender executing this Agreement, a fee of $5,000.

(c)           Fees and Expenses.  Payment by the Borrower of all fees and expenses owed by the Borrower to the Administrative Agent.

3.           Ratification of Credit Agreement.  The Borrower acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of their obligations under the Loan Documents.

4.           Authority/Enforceability.  The Borrower represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)           This Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization, or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principals.

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

(d)           The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its, or its subsidiaries' organization documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its subsidiaries.

5.           Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties of the Borrower set forth in Article 7 of the Credit Agreement are true and correct in all material respects as of the date hereof, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.           Release.  In  consideration of the Lenders entering into this Agreement, the Borrower hereby releases the Administrative Agent, the Lenders and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7.           Counterparts/Telecopy.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

8.           GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF CALIFORNIA TO THE RIGHTS AND DUTIES OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                                                      ESSEX PORTFOLIO, L.P.,
a California limited partnership

By:           ESSEX PROPERTY TRUST, INC.,
a Maryland corporation

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ADMINISTRATIVE
AGENT:                                             BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ KATHLEEN M. CARRY
Name: Kathleen M. Carry
Title: Vice President

LENDERS:                                             BANK OF AMERICA, N.A., as Issuer, Swingline Lender and Lender

By: /s/ HELEN CHAN
Name: Helen Chan
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,

By: /s/ KAREN J. KENNEDY
Name: Karen J. Kennedy
Title: Vice President

UNION BANK OF CALIFORNIA, N.A.

By: /s/ CHARLES J. McGANN
Name: Charles J. McGann
Title: Vice President

COMERICA BANK

By: /s/ CASEY L. STEVENSON
Name: Casey L. Stevenson
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By: /s/ SCOTT CHILDS
Name: Scott Childs
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ VANESSA CHIU
Name: Vanessa Chiu
Title: Vice President

CHEVY CHASE BANK, F.S.B.

By: /s/ MARIE EJINDU
Name: Marie Ejindu
Title: Assistant Vice President

CONSENT OF GUARANTOR

Reference is made to that certain Fourth Amended and Restated Revolving Credit Agreement dated as of March 24, 2006 (as amended by that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated as of the date hereof (the "First Amendment") and as otherwise amended and modified from time to time, the "Credit Agreement").

Essex Property Trust, Inc., a Maryland corporation, (a) acknowledges and consents to the foregoing First Amendment, (b) makes the representations set forth in Article 7 of the Credit Agreement that apply to Guarantor, (c) reaffirms its obligations to be bound by the covenants of Articles 6 and 10 of the Credit Agreement that apply to Guarantor, (d) reaffirms its obligations under the Third Amended and Restated Payment Guaranty dated as of March 24, 2006 and (e) agrees that the First Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.

Dated as of September 28, 2007

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation,
as Guarantor

By: /S/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

925 East Meadow Drive
Palo Alto, CA 94303
Attn.: Mark J. Mikl and Jordan E. Ritter

CONSENT OF PERMITTED AFFILIATES

Reference is made to that certain Fourth Amended and Restated Revolving Credit Agreement dated as of March 24, 2006 (as amended by that certain First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated as of the date hereof (the "First Amendment") and as otherwise amended and modified from time to time, the "Credit Agreement").

Each of the undersigned, as "Permitted Affiliates" under the Credit Agreement, (a) acknowledges and consents to the foregoing First Amendment, (b) makes the representations set forth in Article 7 of the Credit Agreement that apply to such Permitted Affiliate, (c) reaffirms its obligations to be bound by the covenants of Articles 6 and 10 of the Credit Agreement that apply to such Permitted Affiliate, (d) reaffirms its obligations under the Second Amended and Restated Payment Guaranty dated as of March 24, 2006 and (e) agrees that the First Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.

Dated as of September 28, 2007

JMS ACQUISITION LLC,
a Delaware limited liability company

By:  Essex Portfolio, L.P.,
a California limited partnership,
its sole member

By:           Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

JAYSAC, LTD.,
Texas limited partnership

By:  Jaysac GP Corp.,
a Delaware corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

JAYSAC GP CORP.,
a Delaware corporation

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX BRIDLE TRAILS, L.P.,
a California limited partnership

By:  Essex Management Corporation,
a California corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX BUNKER HILL, L.P.,
a California limited partnership

By:  Essex Bunker Hill Corporation,
a California corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX COLUMBUS LLC,
a Delaware limited liability company

By:  Essex Columbus, Inc.,
a California corporation,
its managing member

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX LORRAINE LLC,
a Delaware limited liability company

By:  Essex Lorraine, Inc.,
a California corporation,
its managing member

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX MAPLE LEAF, L.P.,
a California limited partnership

By:  Essex Management Corporation,
a California corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX MARINA CITY CLUB, L.P.,
a California limited partnership

By:  Essex MCC, LLC,
a Delaware limited liability company,
its general partner

By:          Essex Portfolio, L.P.,
a California limited partnership,
its sole member

By:          Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
                Name: Jordan E. Ritter
                    Title: Senior Vice President

ESSEX MEADOWOOD, L.P.,
a California limited partnership

By:  Essex Meadowood Corporation,
a California corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX PARK BOULEVARD, LLC,
a Delaware limited liability company

By:  Essex Portfolio, L.P.,
a California limited partnership,
its sole member

By:           Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX SPRING LAKE, L.P.,
a California limited partnership

By:  Essex Management Corporation,
a California corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX TRACY DEVELOPMENT, INC.,
a California corporation

By: /S/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

JACKSON SCHOOL VILLAGE LIMITED PARTNERSHIP,
a California limited partnership

By:  Essex Portfolio, L.P.,
a California limited partnership,
its general partner

By:           Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

NEWPORT BEACH NORTH LLC,
a Delaware limited liability company

By:  Newport Beach North, Inc.,
a Delaware corporation,
its managing member

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

PARK HILL LLC,
a Washington limited liability company

By:  Essex Portfolio, L.P.,
a California limited partnership,
its sole member

By:           Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
Name: Jordan E. Ritter
Title: Senior Vice President

ESSEX CANYON OAKS APARTMENTS, L.P.,
a California limited partnership

By:          Essex Canyon Oaks, LLC,
a Delaware limited liability company,
its general partner

By:          Essex Portfolio, L.P.,
a California limited partnership,
its sole member

By:          Essex Property Trust, Inc.,
a Maryland corporation,
its general partner

By: /s/ JORDAN E. RITTER
                     Name: Jordan E. Ritter
Title: Senior Vice President

SCHEDULE 1.4

PERMITTED AFFILIATES

JMS ACQUISITION LLC

JAYSAC, LTD.

JAYSAC GP CORP.

ESSEX BRIDLE TRAILS, L.P.

ESSEX BUNKER HILL, L.P.

ESSEX COLUMBUS LLC

ESSEX LORRAINE LLC

ESSEX MAPLE LEAF, L.P.

ESSEX MARINA CITY CLUB, L.P.

ESSEX MEADOWOOD, L.P.

ESSEX PARK BOULEVARD, LLC

ESSEX SPRING LAKE, L.P.

ESSEX TRACY DEVELOPMENT, INC.

JACKSON SCHOOL VILLAGE LIMITED PARTNERSHIP

NEWPORT BEACH NORTH LLC

PARK HILL LLC

ESSEX CANYON OAKS APARTMENTS, L.P.

EXHIBIT A-1

UNENCUMBERED STABILIZED ASSET POOL PROPERTIES
AS OF MARCH 24, 2006

Part A:  Currently Existing Properties:

PROPERTY NAME	NAME OF OWNER	# OF UNITS	LOCATION
Marina Cove #	Essex Portfolio, L.P.	292	Santa Clara, CA
Foothill Gardens	Essex Portfolio, L.P.	132	San Ramon, CA
Twin Creeks	Essex Portfolio, L.P.	44	San Ramon, CA
Marina City Club #	Essex Marina City Club, L.P.	101	Marina Del Rey, CA
Mirabella (Marina View)	Essex Portfolio, L.P.	188	Marina Del Rey, CA
Monterra del Mar (Windsor Terrace)	Essex Portfolio, L.P.	123	Pasadena, CA
Avondale at Warner Center	Essex Portfolio, L.P.	446	Woodland Hills, CA
Lofts at Pinehurst, The (Villa Scandia)	Essex Portfolio, L.P.	118	Ventura, CA
Alpine Country	JMS Acquisition LLC	108	Alpine, CA
Cambridge	JMS Acquisition LLC	40	Chula Vista, CA
Woodlawn Colonial	JMS Acquisition LLC	159	Chula Vista, CA
Mesa Village	JMS Acquisition LLC	133	Claremont, CA
Tierra del Sol/Norte	JMS Acquisition LLC	156	El Cajon, CA
Grand Regency	JMS Acquisition LLC	60	Escondido, CA
Country Villas	JMS Acquisition LLC	180	Oceanside, CA
Vista Capri - North	JMS Acquisition LLC	106	San Diego, CA
Carlton Heights	JMS Acquisition LLC	70	Santee, CA
Shadow Point	JMS Acquisition LLC	172	Spring Valley, CA
Salmon Run at Perry Creek	Essex Portfolio, L.P.	132	Bothell, WA
Laurels at Mill Creek	Essex Portfolio, L.P.	164	Mill Creek, WA
Linden Square	Essex Portfolio, L.P.	183	Seattle, WA
Meadows @ Cascade Park	Essex Portfolio, L.P.	198	Vancouver, WA
Village @ Cascade Park	Essex Portfolio, L.P.	192	Vancouver, WA
St. Cloud Apartments	Jaysac, Ltd.	302	Houston, TX
TOTAL:		3951

#  Properties subject to a financeable ground lease; provided, however, as to Marina Cove, only 1 parcel is subject to such a ground lease.

Part B:  Properties Added Since the Closing Date of the Existing Credit Agreement:

PROPERTY NAME	NAME OF OWNER	# OF UNITS	LOCATION
Jackson School Village*	Jackson School Village Limited Partnership	200	Hillsboro, OR
Bunker Hill*	Essex Bunker Hill, L.P.	456	Los Angeles, CA
Spring Lake*	Essex Spring Lake, L.P.	69	Seattle, WA
Maple Leaf*	Essex Maple Leaf, L.P.	48	Seattle, WA
Meadowood*[1]	Essex Meadowood, L.P.	320	Simi Valley, CA
Columbus (aka Hampton Court)	Essex Columbus LLC	83	Glendale, CA
Bridle Trails*	Essex Bridle Trails, L.P.	108	Kirkland, WA
Lorraine* (aka Hampton Place)	Essex Lorraine LLC	132	Glendale, CA
Park Hill	Park Hill LLC	245	Issaquah, WA
Mountain View	Essex Portfolio, L.P.	106	Camarillo, CA
Pinehurst #	Essex Portfolio, L.P.	28	Ventura, CA
Woodside Village*	Newport Beach North LLC	145	Ventura, CA
Fairway (aka Fairway at Big Canyon) #	Essex Portfolio, L.P.	74	Newport Beach, CA
Landmark	Essex Portfolio, L.P.	285	Hillsboro, OR
Wilshire Promenade	Essex Portfolio, L.P.	149	Fullerton, CA
Cedar Terrace	JMS Acquisition LLC	180	Bellevue, WA
Marbella	Essex Portfolio, L.P.	60	Los Angeles, CA
Chimney Sweep/CBC Apartments	Essex Portfolio, L.P.	239	Goleta, CA
Belmont Terrace Apartments	Essex Portfolio, L.P.	71	Belmont, CA
Hope Ranch	Essex Portfolio, L.P.	108	Santa Barbara, CA
Canyon Oaks	Essex Canyon Oaks Apartments, L.P.	250	San Ramon, CA
TOTAL:		3622

*  Properties owned at least 99% by Borrower or a Permitted Affiliates
#  Properties subject to a financeable ground lease

1 Meadowood will be added as a Unencumbered Stabilized Asset Pool Property as of February ___, 2006.

EXHIBIT A-2

UNENCUMBERED WORK IN PROCESS PROPERTIES
AS OF MARCH 24, 2006

PROPERTY NAME	NAME OF OWNER	LOCATION
Moorpark	Essex Portfolio, L.P.	Moorpark, CA
Tracy	Essex Tracy Development, Inc.	Tracy, CA
Park Blvd	Essex Park Boulevard, LLC	Palo Alto, CA
Grand Ave.	Essex Park Boulevard, LLC	Oakland, CA

EXHIBIT E

COMPLIANCE CERTIFICATE